I m p r o v i n g h e a l t h a n d s i m p l i f y i n g l i f e f o r p e o p l e w i t h d i a b e t e s Investor Presentation NASDAQ: VLRX August 2017

2 Forward Looking Statements This presentation shall not be deemed an offer to sell securities nor a solicitation of an offer to purchase securities. Any sale by the company shall be made pursuant to a definitive purchase agreement. Unless otherwise stated in this presentation, references to “Valeritas,” “we,” “us,” “our” or “our company” refer to Valeritas Holdings, Inc. and its subsidiaries. This presentation contains estimates, projections and forward-looking statements. Our estimates, projections and forward-looking statements are based on our management’s current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance, including but not limited to our revenue, gross margin and cash-flow break-even projections. Although we believe that these estimates, projections and forward-looking statements are based upon reasonable assumptions and expectations, they are subject to numerous known and unknown risks and uncertainties and are made in light of information currently available to us. Many important factors may adversely and materially affect our results as indicated in forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The words “believe,” “may,” “might,” “could, “would,” “will,” “aim,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plan” and similar words are intended to identify estimates, projections and forward-looking statements. Estimates, projections and forward-looking statements speak only as of the date they are made, and, except to the extent required by law, we undertake no obligation to update or review any estimate, projection or forward-looking statement because of new information, future events or other factors. Our estimates, projections and forward-looking statements may be influenced by one or more of the following factors: ▫ our history of operating losses and uncertainty regarding our ability to achieve profitability; ▫ our reliance on V-Go® Wearable Insulin Delivery device, or V-Go, to generate all of our revenue; ▫ our inability to retain a high percentage of our patient customer base or our significant wholesale customers; ▫ the failure of V-Go to achieve and maintain market acceptance; ▫ our inability to operate in a highly competitive industry and to compete successfully against competitors with greater resources; ▫ competitive products and other technological breakthroughs that may render V-Go obsolete or less desirable; ▫ our inability to maintain or expand our sales and marketing infrastructure; ▫ any inaccuracies in our assumptions about the insulin-dependent diabetes market; ▫ manufacturing risks, including risks related to manufacturing in Southern China, damage to facilities or equipment and failure to efficiently increase production to meet demand; ▫ our dependence on limited source suppliers and our inability to obtain components for our product; ▫ our failure to secure or retain adequate coverage or reimbursement for V-Go by third-party payers; ▫ our inability to enhance and broaden our product offering, including through the successful commercialization of the pre-fill V-Go; ▫ our inability to protect our intellectual property and proprietary technology; ▫ our failure to comply with the applicable governmental regulations to which our product and operations are subject; ▫ our ability to operate as a going concern; and ▫ our liquidity.

3 • Significantly de-risked commercial stage company • 1H 2017: $9.4M revenue & 37.6% Gross Margin • > 12 million V-Go devices dispensed to patients • Targeting patients with Type 2 diabetes on insulin not at goal • ~4.5M in the U.S. on insulin that are not at their A1C goal • ~2M in the U.S. prescribed some form of meal time insulin • Established reimbursement: cost neutral to patients & payors • Commercial and Medicare (under Medicare Part D) • Primarily distributed at retail pharmacy • V-Go® delivers clinically-relevant glucose lowering with less insulin • Commercial strategy continues to gain traction with demonstrated growth in targeted accounts Valeritas with V-Go® Wearable Insulin Delivery device Compelling Opportunity in Type 2 Diabetes Market

The Valeritas Leadership Team

Proven Track Record of Success in Diabetes and Device Manufacturing

		Years of Experience Industry / Valeritas	
	**John Timberlake** President & Chief Executive Officer Board Member	26 / 10	SANOFI, Deloitte.
	**Erick Lucera** Chief Financial Officer	21 / 1	Viventia Bio Inc., Eaton Vance Investment Managers, Aratana Therapeutics, pwc
	**Matt Nguyen** Chief Commercial Officer	21 / 10	Johnson & Johnson, knoll, SANOFI, The Children's Hospital of Philadelphia
	**Geoffrey Jenkins** EVP Manufacturing, Operations, R&D	35 / 7	MediSense, MDI, inverness medical, UV Solutions, LLC

Majority independent Board of Directors with executive operational experience in medical technology companies

Rodney Altman, M.D.	Katherine Crothall, Ph.D.	Peter Devlin	Luke Düster	Joe Mandato	Brian Roberts
Spindletop Capital, Team Health, CMEA	Aspire Bariatrics, Animas, Liberty Venture, Luxar,	Insulet, Abbott Diabetes	CRG Healthcare Investment Mgt.	Guidant Corporation Gynecare, Ioptex Research, DeNovo Ventures	Insulet, ViewRay, Avedro

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5 1. Based on V-Go® Wholesale Acquisition Price (WAC) of $306.70 per month x 12 months x 4.5M Patients with Type 2 Diabetes on Insulin not at goal. WAC price is the gross price sold to wholesalers, and does not take into account fees, discount and rebates charged to the company. 2. Holman RR et al. N Engl J Med. 2009;361(18):1736-1747 $16.5 Billion Annual Opportunity1 Addresses Key Unmet Needs for Patients with T2DM on Insulin The 4.5 Million Patients V-Go® Can Benefit Represent a $16.5 Billion Market Number of patients with T2DM on insulin are approximate and based on 2014 US Roper Diabetes Patient Market Study provided by GfK Customer Research LLC and achievement of A1C goal based on Grabner et al. ClinicoEconomics and Outcomes Research. 2013:5 471–479. Programmable Pump Basal Basal +1 or Premix >95% of Patients with T2DM on Insulin Intensive Therapy (MDI) 1.1 4.5 0 1 2 3 4 5 6 Patients with T2DM on Insulin (millions) Patients not at A1C Goal Patients at A1C Goal ~82% of Patients with T2DM on a basal insulin-based regimen required the addition of mealtime insulin.2 Complex Physiologic Simple Nonphysiologic MDI=Multiple daily injections T2DM= Type 2 diabetes mellitus V-Go

Non-adherence to Insulin is Associated with Poor Glycemic Control[1]

Common barriers contributing to non-adherence[2]

- Impact to daily living
- Injection embarrassment & pain
- Number of injections

As injections ↑ ↓ adherence[1,4]


72.5%
of physicians
report patients
not administering
insulin as
prescribed[3]


28%
72%
Inject Away From Home
Do Not Inject Away From Home

72% of patients prescribed ≥ 3 shots/day reported they do not inject insulin away from home[5]

1. Donnelly L et al. *Q J Medicine* 2007:100;345-350. **2.** Peyrot M et al. *Diabetes Care* 2010:33;240-245. **3.** Peyrot M et al. *Diabet Med.* 2012:May;29(5): 682-689. **4.** Yavuz D et al. *Patient Preference and Adherence.* 2015:9; 225-231. **5.** Data from U.S. Roper Diabetes Patient Market study provided by GfK Custom Research LLC and distributed only with express written permission of GfK Custom Research LLC. This study is an annual survey of over 2,000 diabetes patients (n=2,104 in 2011; 692 who use insulin) via telephone and internet.

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7 V-Go® Wearable Insulin Delivery device: The Ideal Insulin Delivery Device For Patients with Type 2 Diabetes • Only FDA-cleared single-use, fully disposable insulin delivery device with basal (background) and bolus (meal time) capability commercially available on the market in the US • Specifically designed to address unmet needs in Type 2 diabetes market • Small, discreet, wearable, disposable and easy-to-use • Convenient drug-like distribution model • Reimbursed at the pharmacy – where patients with Type 2 diabetes go

8 V-Go® Addresses Physicians’ Greatest Concerns Regarding Challenges Patients with T2DM Face on MDI Based on market research conducted in October, 2016, n=102, Doctors ranked their Top 5 Challenges and separately the Greatest Benefits from V-Go Highest Rated Benefits from V-Go Greatest Challenges that my T2DM Patients on MDI Face • Having to inject multiple times/ Day • Remembering to take insulin • Needing to test blood glucose • Having to inject outside their home • Hypoglycemia • Required to carry pens/syringes MDI – Multiple Daily Injections of insulin, T2DM- Type 2 Diabetes Mellitus • Reduces multiple daily injections • No need to carry insulin and needles • Only need to use one type of insulin • Allows discreet mealtime dosing • Easy to remember to take meal time insulin • Easy to learn how to use

9 V-Go® Patient Feedback is Very Strong Extremely Satisfied = 38% Very Satisfied= 35% Satisfied= 16% Somewhat Satisfied= 7% Not Satisfied=5% >90% of Patients are Satisfied with the Ease of Using V-Go Extremely Satisfied = 39% Very Satisfied= 32% Satisfied= 16% Somewhat Satisfied= 7% Not Satisfied=6% >90% of Patients are Satisfied with the Ability for V-Go to fit with their Lifestyle dLife Survey 1Q 2016, commissioned by Valeritas, Inc. as part of the V-Go Life Online Educational Program N=720 patients prescribed V-Go An online survey of V-Go users conducted by dLife showed

10 Patients on V-Go® See Improved Control, Have a Positive Experience and Achieve High Compliance 53% 36% 7% 3% 1% Very positive Positive Neutral Negative ~ 90% of V-Go Users have a Very positive/Positive Impression of V-Go* 0% 10% 20% 30% 40% 50% Greatly improved Slightly improved Remained the same Slightly/Greatly worsened 47% 42% 5% 6% ~ 90% of Patients on V-Go Reported Improvements in Their A1C Since Starting* V-Go 95% of V-Go Users Report Using V-Go 7 Days a Week * *2017 Valeritas V-Go User Research, N=100, Internet based survey. Q2. Base: Users of V-Go, What is your overall impression of the V-Go?, Q3. Which of the following best describes your blood glucose/A1c level since starting V-Go? Please select one. Q10/11/12. How many days, per week, do you use/wear your V-Go?

11 1. Rosenfeld CR, et al. Endocr Pract. 2012; 18 (5):660-667. 2. Grunberger, G, et al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 985-P. 3. Omer, A. et al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 980-P. 4. Lajara, R, et al. Drugs-Real World Outcomes 2016 Jun 2;3(2):191-199. 5. Lajara R, et al. Diabetes Ther. 2015;6 (4):531-545.; 6. Lajara R et al. Endocr Pract. 2016 June; 22 (6): 726-725. Strong and Extensive Data Supports Broad Adoption of V-Go® Demonstrated Statistically Significant Improvements in A1C1-6 Improved Quality of Life1 Lowered Total Daily Dose of Insulin (Prescribed / Administered)1-6 Demonstrated Cost Reductions4 11 Published Clinical Papers 44 Posters at Medical Meetings >1,000 Patients Prescribed V-Go Studied 1 Oral Presentation

12 119 U7 (300) 99 U2 (310)* 84 U4 (NR) 76 U5 (NR) 62 U1 (NR) 67 U 3 (200) 49 U6 (86) 74 U8 (140) V-Go has consistently shown significant improvements in A1C using less insulin Mean and (Maximum) Total Insulin Doses in Units per Day Before V-Go From Multiple Studies 1. Grunberger G, et al. Poster presented at ADA, June 2013. 2. Lajara R, et al. Diabetes Therapy. 2015. 3. Harrison C, et al. Poster presented at AACE, May 2017. 4. Sutton D, et al. Poster presented at ADA, June 2016. 5. Sink J, et al Poster Presented at Diabetes Technology Meeting, Nov. 2014. 6. Rosenfeld CR, et al. Endocr Pract. 2012. 7. Omer A, et al. Poster presented at: ADA, June 2013. 8. Ray R, et al. Abstract published ADA, June 2015. Regardless of Insulin Starting Point, Patients Switched to V-Go® Significantly Lowered their A1C with ~55 Units/Day NR= Not reported 43 to 67 U Mean Range On V-Go Across Studies1-8

13 V-Go® Improved A1C Control Regardless of Baseline Insulin Dosing -1.5* -1.7* Cha n ge in A1 C < 100 U/day at Baseline ≥ 100 U/day at Baseline Baseline 9.3% Baseline 9.5% 62 143 54† 67* In su lin TD D (U/d ay ) Baseline Baseline On-V-Go On V-Go < 100 U/day at Baseline ≥ 100 U/day at Baseline After 6 months of using V-Go for Insulin Delivery N= 66 patients < 100 U/day at baseline and 38 patients > 100 U/day at baseline *p<0.0001 compared to baseline at 6 months, †P<0.05 compared to baseline at 6 months Lajara R, et al. J Diabetes Sci Technol. 2016 Mar;10(2), data on file VALIDATE 1 Study

Prospective Study Conducted by Healthcore Inc.(1) Demonstrated V-Go® Improved A1C with Less Insulin

V-Go was compared to Standard Treatment Optimization (STO) in a Prospective Pragmatic Clinical Study and Demonstrated Real-World Clinical and Economic Benefits



V-Go
n=169
STO
n=246
Change in A1C
-0.46*
P = 0.0018
-0.95*†

29% Less Insulin with V-Go vs SOC at 4 months (54 vs 72 u/day) P<0.001

V-Go proved to be more cost-effective than STO
V-Go $24.48 vs STO $39.95 per patient per day[A]

N= 415 patients across 52 Sites with duration of up to 4 months

*Significant compared to baseline, †Significant between groups
Baseline A1C (%): V-Go 9.88 and STO 9.34 Baseline total daily insulin dose (u/day): V-Go 71 and STO 72
[A]Cost includes the WAC cost for all diabetes treatments and medications and based on per patient/day (PPPD) at study end.
The cost is calculated as the sum of published price of insulin, device and concomitant medications.

V-GoAL Study

Abbott, S, et al. Presented as an oral presentation at the 77th ADA Scientific Sessions, San Diego, CA 2017

(1) HealthCore, Inc., an outcomes research subsidiary of Anthem, Inc

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15 Established Reimbursement V-Go® is Cost-effective for both Payors & Patients V-Go® Therapy Basal/Bolus Pen Therapy Neutral Cost to Payors (~$17/day) between Regimens* *What a Payor Pays (Net of Rebates & Co-pays when V-Go Contracted in Preferred Position) $31 co-pay $31 co-pay $11 co-pay $31 co-pay $31 or $53 co-pay1 $73 co-pay $62 or $84 co-pay1 1. Avg. Nat’l Tier 2 or Tier 3 Co-pay for commercial plans is $31 and $53, respectively, The Kaiser Family Foundation and Health Research & Education Trust Employer Health Benefits 2014 Annual Survey. Neutral Cost to Patients (+/- $11)

16 Higher Touch & Service S&M Model Target High Insulin Volume Prescribers High Frequency of Office Contact Greater Support for Prescriber & Patient Execute Multi- channel Marketing Activate Patients to Seek & Ask for V-Go Current Sales & Marketing Model Focused, Integrated and Capital Efficient with High-Touch & Higher-Service Integrated Sales and Marketing Strategy Patient interested in and educated on V-Go & HCP prepared and desiring to prescribe V-Go

17 Website Search Engine Optimization & Paid Search Social Media Direct to Patient Activation Campaign 90% of Patient’s who received Demo Kit have asked or plan to ask their Doctor about V-Go

18 New Sales & Marketing Model is Resulting in Growth with Targeted Accounts (Clinicians) • Non-disrupted Territories = same sales representative in the same territory > 6 months. • Disrupted Territories – same sales representative in same territory ≤ 6 months Launched New Strategy Expanded Sales Team Share of Mealtime Trx’s: Total V-Go prescriptions in the Quarter / (total prescriptions of regular, rapid and premix insulin in the Quarter)

19 First Quarter in which each Insulin Pump Company’s Gross Margin achieved 35% Gross Margins • V-Go® is a single-use, mechanical insulin delivery device and contains no electronics and no batteries, and is produced at high volume (each patient requires one V-Go per day) • Chart demonstrates the relative revenue levels reported for each product when they first reached 35% gross margin levels Data from Form 10-Q filings. Revenue and Gross Margins from Product Revenue (excludes Development Revenue). • Gross Margins from each Company and Product may not be directly comparable Quarterly Revenue

20 Valeritas: Financial Summary – June 30, 2017 *Balance sheet figures for the quarter ended June 30, 2017 are compared to figures as of December 31, 2016 Financial Summary ($ in millions) 2Q17 2Q16 Change Revenue $4.8 $4.9 -2.0% Gross Profit $1.8 $1.7 +4.5% Gross Margin 37.7% 35.3% +240 bp Cash Used in Operations $8.3 $8.1 +3.4% Net Loss $12.0 $10.5 -14.5% Total Debt* $34.1 $59.0* -42.2% Cash and Cash Equivalents* $42.3 $9.9* +327.3%

21 V-Go® Link2 V-Go® V-Go® Prefill2 • Prefilled insulin cartridge would eliminate filling step • No V-Go® EZ Fill refrigeration • Lower number of co-pays1 • Would provide revenue from insulin • Could expand target population • Extends patent life to 2032 1. Assumes V-Go devices and insulin cartridges packaged in a single box under a single NDC thereby potentially reducing the number of prescriptions and the number of co-pays required per patient. 2. Product currently under development. Expected to: • Provide connectivity to smart phones, glucose meters and other devices • Permit tracking and reporting of basal and bolus usage • Increase patient adherence • Be used as diagnostic tool to make treatment adjustments • Current product • Filled by patient by transferring insulin from vial using V-Go® EZ Fill • Commercially available in U.S. • Approved in E.U. V-Go® Line Extension Products Provide Path to the Broader Diabetes & Insulin Market

22 Foundation: Capital-Efficient U.S. Sales & Market Strategy Advance V-Go® Next Generation Line Extensions Expand Sales Force in U.S. Launch V-Go® Link Focused and Capital Efficient Growth Strategy Scalable Business Model Short Term TIME Long Term Core Technology= h-patch platform OUS= Outside the United States Line Extensions= V-Go® Link, V-Go® Prefill and future product developments Commercialize V-Go® OUS (Distribution/Licenses) Collaborate with h-PatchTechnology Launch V-Go® Prefill

23 • Significantly de-risked commercial stage company • 1H 2017: $9.4M revenue & 37.6% Gross Margin • Can achieve 50% Gross Margin on approximately $13M quarterly revenue • With current business plan and 45-50 reps, Company can generate free cash flow after two quarters with 50% gross margins • > 12 million V-Go devices dispensed to patients & positioned for growth • Targeting patients with Type 2 diabetes on insulin not at goal • Established reimbursement: Cost neutral to patients & payors • V-Go® delivers clinically-relevant glucose lowering with less insulin • Capital-efficient commercial strategy continues to gain traction with demonstrated growth in targeted accounts • Positioned for accelerated and sustained growth in 2018 Valeritas with V-Go® Wearable Insulin Delivery device Compelling Opportunity in Type 2 Diabetes Market valeritas
Improving health and simplifying life for people with diabetes

Investor Presentation

NASDAQ: VLRX

August 2017



ART-920 Rev F 08/2017